UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 29, 2003

Acterna Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-07438	04-2258582
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employee Identification No.)

12410 Milestone Center Drive
Germantown, Maryland 20876
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (240) 404-2999

Item 7.    Financial Statements and Exhibits.

Exhibit 99.1: Press Release, dated January 29, 2003, entitled “Acterna Corporation Securities to Trade on the OTC Bulletin Board,” which release is furnished but not filed as part of Item 9 of this report.

Item 9.    Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 and furnished but not filed is a press release entitled “Acterna Corporation Securities to Trade on the OTC Bulletin Board.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTERNA CORPORATION

Date: January 30, 2003	By:	/s/ JOHN D. RATLIFF
Name: John D. Ratliff Title: Corporate Vice President and Chief Financial Officer

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